FIRST FUNDS
                             INTERMEDIATE BOND PORTFOLIO

                        SUPPLEMENT DATED JANUARY 29, 1998, TO
                        THE PROSPECTUS DATED OCTOBER 24, 1997

            At a meeting on January 23, 1998, the Trustees of First Funds approved for the Intermediate Bond Portfolio (the Portfolio) a proposed Sub-Advisory Agreement between First Tennessee Bank National Association (First Tennessee), the Portfolio's investment adviser, and its affiliated company, Martin & Company, Inc. (Martin), acting as sub-adviser. The sub-advisory arrangement with Martin will be implemented instead of the sub-advisory arrangement described in the Prospectus between First Tennessee and Highland Capital Management Corp. (Highland), also an affiliate of First Tennessee. Accordingly, all references in the Prospectus to Highland should be changed to refer instead to Martin. The following additional changes are also made to the
Prospectus:

            The fourth paragraph under the heading "What Advisory and Other Fees Does the Portfolio Pay? - Investment Advisory and Management and Sub-Advisory Agreements" should be deleted in its entirety and the following substituted in its place:

                  "Martin serves as the Sub-Adviser for the Portfolio subject to the supervision of First Tennessee and pursuant to the authority granted to it under its Sub-Advisory Agreement with First TenIn January 1998, Martin became an investment advisory subsidiary of First Tennessee National Corporation, which also owns First Tennessee. Martin and its predecessors have been in the investment advisory business for over 8 years and have considerable experience in securities selection, including expertise in the selection of fixed-income securities. Martin has not previously advised or sub-advised a registered investment company such as First Funds, although Martin is subject to the supervision of First Tennessee, which has a history of investment management since 1929 and has served as the investment adviser to First Funds since its inception in 1992. First Tennessee is obligated to pay Martin a monthly sub-advisory fee at the annual rate of 0.30% of the Portfolio's average net assets. The Portfolio is not responsible for paying any portion of Martin's sub-advisory fee. Martin has agreed to voluntarily waive its sub- advisory fee, although this waiver could be discontinued in whole or in part at any time. Martin's principal office is located at Two Centre Square, Suite 200, 625 South Gay Street, Knoxville, TN 37902."

            The two paragraphs under the heading "How is the Portfolio Organized? -- Portfolio Management" should be deleted in their entirety and the following substituted in their place:

                  "Ralph W. Herbert, Vice President and Portfolio Manager
            with Martin, is a co-manager for the Intermediate Bond Portfolio. Mr. Herbert has over 19 years of experience in the financial services industry and specializes in fixed-income securities. Mr. Herbert is a 1977 graduate of The University of Tennessee.

                  "Ted L. Flickinger, Jr., Vice President and Fixed
            Income Portfolio Manager with Martin, co-manages the Intermediate Bond Portfolio with Mr. Herbert. Mr. Flickinger is a Chartered Financial Analyst and has over 14 years of experience in the investment management industry, at least 7 of which have been with Martin concentrating on fixed-income securities. Mr. Flickinger is a 1977 graduate of The University of Tennessee."

            Although the Portfolio can invest in securities of any maturity, the Portfolio's dollar-weighted average portfolio maturity is expected to range between 3 and 6 years. Accordingly, all references in the Prospectus to the range of the Portfolio's dollar-weighted average maturity should be read as 3 to 6 years.

            The first sentence under the heading "What is the Effect of Federal Income Tax on This Investment? - Federal Taxes" is deleted in its entirety and the following substituted in its place:

                  "Distributions of gains from the sale of assets held by the
            Portfolio for more than one year generally are taxable to shareholders at the applicable mid-term or long-term capital gains rate, regardless of how long they have owned their Portfolio shares. Distributions from other sources generally are taxed as ordinary income."


                                       3